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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2003


                               DANAHER CORPORATION
               (Exact name of registrant as specified in charter)

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         Delaware                     001-08089                  59-1995548
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)
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                         2099 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20006-1813
              (Address of Principal Executive Offices and Zip Code)

                                 (202) 828-0850
              (Registrant's telephone Number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits - The following exhibit is provided as part of the information furnished under Item 9 of this Current Report on Form 8-K:

Exhibit No.     Description
-----------     -----------

99.1            Danaher Corporation 2002 Annual Report to Shareholders

ITEM 9.  REGULATION FD DISCLOSURE.

         A copy of the Annual Report is furnished herewith as Exhibit 99.1 and incorporated by reference herein.


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DANAHER CORPORATION



                                    By:      /s/ Patrick W. Allender
                                       -----------------------------------------
                                         Name:   Patrick W. Allender
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer and Secretary

Dated: April 1, 2003

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                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

99.1            Danaher Corporation 2002 Annual Report to Shareholders